Exhibit 10.10

                           Addendum to Lease Agreement

                           ADDENDUM TO LEASE AGREEMENT

                        BETWEEN STOCKING WORKS ASSOCIATES

                                       AND

                                 COLLAGENEX INC.


     THIS TWO PAGE AGREEMENT, entered this day of August, 1997, by and between Stocking Works Associates, a Pennsylvania Limited partnership (hereinafter "Landlord") and Collagenex Inc., a Delaware Corporation, (hereinafter "Tenant") provides:


     1. Landlord and Tenant entered into a Lease Agreement dated September 5, 1995 ("the Lease Agreement") for the third floor at 301 South State Street, Newtown, PA, commencing on January 1, 1996, and terminating on December 31, 1996. Said lease was extended by Addendum for an additional one year period commencing January 1, 1997 and terminating December 31, 1997.

     2. Tenant now wishes to again extend said Lease Agreement for an additional three (3) year period commencing January 1, 1998 and terminating on December 31, 2000 (the "extension period").

     3. After the first year of said extension period in the event Tenant requires additional space for expansion and Landlord is able to provide such space at rental rates equal to or less than those then being paid by tenant (on a square foot basis), Tenant hereby agrees that it will remain at the Stocking Works provided said expansion space is acceptable to Tenant said acceptance not to be unreasonably withheld. In the event Landlord is unable to provide said expansion space and provided that Tenant has occupied the premises for at least one of the three years of the extension period, then Tenant shall be permitted to vacate the premises without penalty by simply providing Landlord six months advanced written notice of its intention to do so.

     4. Landlord hereby agrees to extend the term of said Lease Agreement as set forth herein provided Tenant agrees to continue to be bound by the terms and conditions set forth in the September 5, 1995 Lease Agreement.

INTENDING to be legally bound hereby, and for good and valuable consideration herein recited and otherwise paid, the parties hereto set their hands and seals the first date above written:



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Addendum To Lease Agreement

page 2 of 2





WITNESS:                                    LANDLORD:
                                            Stocking Works Associates:


                                            BY:  /s/ Kenneth S. Sweet, Jr.
---------------------------------               --------------------------------
                                                     Kenneth S. Sweet, Jr.


                                            TENANT:
                                            Collagenex Inc.


 /s/ Frank Ruffo                            BY:  /s/ Nancy C. Broadbent
 --------------------------------               --------------------------------